SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


                             November 16, 1999
              Date of Report (Date of earliest event reported)


                           WARNER-LAMBERT COMPANY
           (Exact name of registrant as specified in its charter)


                                  Delaware
               (State or other jurisdiction of incorporation)


                1-3608                            22-1598912
        (Commission File Number)        (IRS Employer Identification No.)


         201 Tabor Road, Morris Plains, New Jersey         07950-2693
         (Address of principal executive offices)          (Zip Code)


                               (973) 540-2895
            (Registrant's telephone number, including area code)



 Item 5.  Other Events.

           Pursuant to an understanding between Warner-Lambert Company ("Warner-Lambert") and Pfizer Inc. ("Pfizer") reached on November 15, 1999, the companies have agreed to release the terms of the following agreements, each of which is filed as an exhibit to this Form 8-K and each of which is incorporated herein by reference: (1) Collaboration Agreement, effective as of June 28, 1996, by and between Warner-Lambert and Pfizer, together with the following amendments and related agreements: (a) First Amendment to Collaboration Agreement, dated as of February 28, 1997, by and between Warner-Lambert and Pfizer; (b) Letter Agreement, dated as of May 22, 1997, by and between Warner-Lambert and Pfizer; (c) Letter Agreement, dated as of May 14, 1998, by and between Warner-Lambert and Pfizer; (d) Second Amendment to Collaboration Agreement, dated as of June 30, 1999, by and between Warner-Lambert and Pfizer; and (e) Confidential Disclosure Agreement, dated as of March 4, 1996, by and between Warner-Lambert and Pfizer; (2) Option Agreement, effective as of June 28, 1996, by and between Warner-Lambert and Pfizer; (3) International Collaboration Agreement, effective as of June 28, 1996, by and between Warner-Lambert and Pfizer, together with the following amendments: (a) Amendment, dated as of May 27, 1997, by and between Warner-Lambert Export Limited ("W-L Export") and Pfizer Overseas, Inc. ("Pfizer Overseas") and (b) Amendment, dated as of January 16, 1998, by and between W-L Export and Pfizer Overseas; (4) International Co-Promotion Agreement, effective as of June 28, 1996, by and between Warner-Lambert and Pfizer, together with the following amendments and waivers: (a) Amendment and Waiver, dated as of December 4, 1997, by and between W-L Export and Pfizer Overseas; (b) Amendment, dated as of January 16, 1998, by and between W-L Export and Pfizer Overseas; (c) Waiver and Consent, dated as of May 13, 1998, by and between W-L Export and Pfizer Overseas; and (d) Amendment, dated as of December 1, 1998, by and between W-L Export and Pfizer Overseas; and (5) International License Agreement, effective as of June 28, 1996, by and between Warner-Lambert and Pfizer, together with the following amendments: (a) Amendment, dated as of May 27, 1997, by and between W-L Export and Pfizer Overseas; (b) Amendment, dated as of April 22, 1998, by and between W-L Export and Pfizer Overseas; and
 (c) Amendment and Waiver, dated as of December 1, 1998, by and between W-L Export and Pfizer Overseas.

 Item 7.  Financial Statements and Exhibits.

      (c)  The following exhibits are filed with this report:

      (99.1) Collaboration Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.1) First Amendment to Collaboration Agreement, dated as of February 28, 1997, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.2) Letter Agreement, dated as of May 22, 1997, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.3) Letter Agreement, dated as of May 14, 1998, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.4) Second Amendment to Collaboration Agreement, dated as of June 30, 1999, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.5) Confidential Disclosure Agreement, dated as of March 4, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.2) Option Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.3) International Collaboration Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.3.1) Amendment, dated as of May 27, 1997, by and between Warner-Lambert Export Limited and Pfizer Overseas, Inc.

      (99.3.2) Amendment, dated as of January 16, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas, Inc.

      (99.4) International Co-Promotion Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.4.1) Amendment and Waiver, dated as of December 4, 1997, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.4.2) Amendment, dated as of January 16, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.4.3) Waiver and Consent, dated as of May 13, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.4.4) Amendment, dated as of December 1, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.5) International License Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.5.1) Amendment, dated as of May 27, 1997, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.5.2) Amendment, dated as of April 22, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.5.3) Amendment and Waiver, dated as of December 1, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.



                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                WARNER-LAMBERT COMPANY


                                By: /s/  Rae G. Paltiel
                                   ---------------------------------
                                   Name:   Rae G. Paltiel
                                   Title:  Secretary



 Dated:  November 16, 1999



                               EXHIBIT INDEX

      (99.1) Collaboration Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.1) First Amendment to Collaboration Agreement, dated as of February 28, 1997, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.2) Letter Agreement, dated as of May 22, 1997, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.3) Letter Agreement, dated as of May 14, 1998, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.4) Second Amendment to Collaboration Agreement, dated as of June 30, 1999, by and between Warner-Lambert Company and Pfizer Inc.

      (99.1.5) Confidential Disclosure Agreement, dated as of March 4, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.2) Option Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.3) International Collaboration Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.3.1) Amendment, dated as of May 27, 1997, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.3.2) Amendment, dated as of January 16, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.4) International Co-Promotion Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.4.1) Amendment and Waiver, dated as of December 4, 1997, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.4.2) Amendment, dated as of January 16, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.4.3) Waiver and Consent, dated as of May 13, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.4.4) Amendment, dated as of December 1, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.5) International License Agreement, effective as of June 28, 1996, by and between Warner-Lambert Company and Pfizer Inc.

      (99.5.1) Amendment, dated as of May 27, 1997, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.5.2) Amendment, dated as of April 22, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.

      (99.5.3) Amendment and Waiver, dated as of December 1, 1998, by and between Warner-Lambert Export Limited and Pfizer Overseas Inc.